Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 16:	Subsequent Events

b.
In February 2021, the Company secured through the issuance of a new subordinated note, additional gross proceeds of $7,000. For the consideration of $7,000in gross proceeds, SuperCom issued a 2-year unsecured, subordinated promissory note to a certain institutional investor. The note has a 5% annual coupon and a built-in increase to the balance of the note by 5% every 6 months, for any portion of the note which has not been paid down prior to maturity. All principal and interest accrued is required to be paid in only one-bullet payment at maturity, and the company has the right to pre-pay any portion of the note at any time without a pre-payment penalty. The company has an option at its discretion only, at any time after 12 months to pay down all or a portion of the note using its ordinary shares, subject to certain conditions being met.